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                          AMENDMENT TO PROMISSORY NOTES

THIS AMENDMENT TO PROMISSORY NOTES ("Amendment") made as of May 31, 2002, by and between FEDERAL REALTY INVESTMENT TRUST ("Payee"), and STEVEN J. GUTTMAN, an employee of Payee ("Maker")

                                   WITNESSETH

WHEREAS, in connection with the exercise of employee stock options, Payee has extended loans to Maker, and Maker has made four promissory notes payable to the order of Payee, as follows:

     Amended and Restated Promissory Note dated October 21, 1987, in the principal amount of $100,007.25;
     Promissory Note dated November 6, 1996, in the principal amount of $180,937.50; and
     Promissory Note dated December 31, 1992, in the principal amount of $99,990; (collectively, as such notes may have been amended, the "Early Notes"); and
     Promissory Note dated January 2, 2002, in the principal amount of $205,000 (as such note may have been amended, the "2002 Note");

(the Early Notes and the 2002 Note being collectively referred to hereinafter as the "Promissory Notes"); the principal amounts of which remain unpaid; and

WHEREAS, the Promissory Notes by their terms are repayable in full by Maker within a certain amount of time after the termination of Maker's employment with Payee; and

WHEREAS, the parties desire to amend the Promissory Notes to provide for a fixed repayment date of May 31, 2007, irrespective of any termination of employment of Maker;

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1. The second paragraph of each of the Early Notes, and the third paragraph of the 2002 Note, is hereby amended to read, in its entirety, as follows: "The entire principal and any accrued interest shall all be due and payable on or before May 31, 2007."

2. Except as specifically modified hereby, each of the Promissory Notes remains in full force and effect, and Maker hereby ratifies and reaffirms each and all of the terms and provisions of the Promissory Notes as modified hereby.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

WITNESS:                            FEDERAL REALTY INVESTMENT TRUST


____________________________        By:___________________________________
                                    Title:
WITNESS:

____________________________        ______________________________________
                                    Steven J. Guttman